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EXHIBIT 10.39

FIRST AMENDMENT TO CREDIT AGREEMENT

    FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 14, 1999, among SPECIAL DEVICES, INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Borrower"), the lenders party to the Credit Agreement referred to below (collectively, the "Banks") and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

    WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of December 15, 1998 (the "Credit Agreement"); and

    WHEREAS, the parties hereto have agreed to amend the Credit Agreement as herein provided;

    NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.

    1.  The definition of "Maximum Swingline Amount" appearing in Section 11.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

    "Maximum Swingline Amount" shall mean $3,000,000.

    2.  The definition of "Excess Cash Flow" appearing in Section 11.01 of the Credit Agreement is hereby amended by (x) inserting a parenthesis immediately after the phrase "insurance proceeds or Indebtedness" appearing in sub-clause (b)(i) thereof and (y) deleting the reference to sub-clause (vii) appearing in clause (b) thereof and inserting a reference to sub-clause (vi) in lieu thereof.

    3.  The Borrower hereby agrees to execute and deliver to the Administrative Agent for the benefit of the Swingline Bank a new Swingline Note reflecting the increased Maximum Swingline Amount effected hereby, and the Swingline Bank shall, upon receipt of the new Swingline Note, surrender to the Borrower the Swingline Note being so replaced.

II.  Miscellaneous.

    1.  In order to induce the Banks (including the Swingline Bank) to enter into this Amendment, the Borrower hereby represents and warrants that (i) all representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, in each case both before and after giving effect to this Amendment.

    2.  This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    3.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

    4.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    5.  This Amendment shall become effective on the date (the "First Amendment Effective Date") when each Credit Party, the Required Banks and the Swingline Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at the Notice Office. This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

    6.  From and after the First Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

* * *

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

SPECIAL DEVICES, INCORPORATED

By:	/s/ JOSEPH A. STROUD Name: Joseph A. Stroud Title: Executive Vice President and Chief Financial Officer

BANKERS TRUST COMPANY, Individually and as Administrative Agent
By:	/s/ PATRICIA HOGAN Name: Patricia Hogan Title: Principal

BANKBOSTON, N.A.

By:	/s/ CB MOORE Name: CB Moore Title: Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ JON BURCKIN Name: Jon Burckin Title: Relationship Manager

CITY NATIONAL BANK

By:	/s/ EDWARD VASSALLO Name: Edward Vassallo Title: Vice President

FIRST UNION NATIONAL BANK

By:	/s/ ROBERT A. BROWN Name: Robert A. Brown Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ JAMES KOPACK Name: James Kopack Title: Risk Manager

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

By:
Name: Title:

NATIONAL CITY BANK

By:	/s/ ROBERT C. ROWE Name: Robert C. Rowe Title: Senior Vice President

PARIBAS

By:	/s/ DARRYL M. MONASEBIAN Name: Darryl M. Monasebian Title: Director Merchant Banking Group
By:	/s/ EDWARD T. IRWIN Name: Edward T. Irwin Title: Managing Director

KZH STERLING LLC

By:
Name: Title:

UNION BANK OF CALIFORNIA, N.A.

By:
Name: Title:

Acknowledged and Agreed:
SCOTT, INCORPORATED

By:	/s/ JOSEPH A. STROUD Name: Joseph A. Stroud Title: Vice President

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  EXHIBIT 10.39
FIRST AMENDMENT TO CREDIT AGREEMENT